Delaware Investments includes funds with a wide range of               DELAWARE GROUP STATE-TAX FREE INCOME TRUST
investment objectives.  Stock funds, income funds, national and
state-specific tax-exempt funds, money market funds, global and        DELAWARE TAX-FREE PENNSYLVANIA FUND
international funds and closed-end funds give investors the            DELAWARE TAX-FREE NEW JERSEY FUND
ability to create a portfolio that fits their personal financial       DELAWARE TAX-FREE OHIO FUND
goals.  For more information, shareholders of the Fund Classes
should contact their financial adviser or call Delaware                CLASS A SHARES
Investments at 800-523-1918.                                           CLASS B SHARES
                                                                       CLASS C SHARES


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,                                                 PART B
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                                    STATEMENT OF
AND TRANSFER AGENT                                                     ADDITIONAL INFORMATION
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103
                                                                       April 29, 2000
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245
                                                                       DELAWARE(SM)
                                                                       INVESTMENTS
                                                                       -----------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 29, 2000

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                       DELAWARE TAX-FREE PENNSYLVANIA FUND
                        DELAWARE TAX-FREE NEW JERSEY FUND
                          DELAWARE TAX-FREE OHIO FUND*

                               1818 Market Street
                             Philadelphia, PA 19103

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group State Tax-Free Income Trust (the "Trust") is a professionally-managed mutual fund of the series type which currently offers three series of shares: Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund (individually, a "Fund", and collectively, the "Funds").

         Each Fund offers three retail classes: Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively, the "Fund Classes").

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated April 29, 2000, as it may be amended from time to time. Part B should be read in conjunction with the Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

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TABLE OF CONTENTS                                  Page                                                             Page
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Cover Page                                            2    Taxes                                                      47
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Investment Objectives and Policies                    3    Investment Management Agreement                            49
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Performance Information                              18    Officers and Trustees                                      51
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Trading Practices and Brokerage                      25    General Information                                        62
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Purchasing Shares                                    26    Financial Statements                                       66
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Investment Plans                                           Appendix A--Investing in Pennsylvania, New Jersey and
                                                     35          Ohio Tax-Exempt Obligations                          67
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Determining Offering Price and Net Asset Value       39    Appendix B--Description of Ratings                         78
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Redemption and Exchange                              39    Appendix C--Investment Objectives of the Funds in the
                                                                 Delaware Investments Family                          82
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Dividends and Distributions                          47
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*As of March 30, 2000, Delaware Tax-Free Ohio Fund was closed to new purchases. This does not include dividend reinvestments.

INVESTMENT OBJECTIVES AND POLICIES

         Delaware Tax-Free Pennsylvania Fund--The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes as is available from municipal bonds and as is consistent with preservation of capital. There is no assurance that this objective can be achieved.

         The Fund seeks to achieve its investment objective by investing its assets in a nondiversified portfolio of debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities, certain interstate agencies, Puerto Rico, the Virgin Islands and certain other territories and qualified obligations of the United States that pay interest income which, in the opinion of counsel, is exempt from federal income taxes and from certain Pennsylvania state and local taxes. However, the Fund may invest not more than 20% of its assets in debt obligations issued by other states.

         The Fund intends to invest at least 80% of its net assets in Pennsylvania tax-exempt debt obligations which are rated by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. (formerly Fitch Investor Service, Inc.) ("Fitch") at the time of purchase as being within their top four grades, or which are unrated but considered by Delaware Management Company (the "Manager") to be comparable in quality to the top four grades. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may also invest up to 20% of its net assets in securities with grades lower than the top four grades of S&P, Moody's or Fitch, and in comparable unrated securities. These securities are speculative and may involve greater risk and have higher yields.

         Delaware Tax-Free New Jersey Fund--The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and certain New Jersey state and local taxes as is available from municipal bonds and as is consistent with preservation of capital. There is no assurance that this objective can be achieved.

         The Fund seeks to achieve its investment objective by investing its assets in a nondiversified portfolio of debt obligations issued by or on behalf of the State of New Jersey its political subdivisions, agencies, authorities and instrumentalities, certain interstate agencies, Puerto Rico, the Virgin Islands and certain other territories and qualified obligations of the United States that pay interest income which, in the opinion of counsel, is exempt from federal income taxes and from certain New Jersey state and local taxes. However, the Fund may invest not more than 20% of its assets in debt obligations issued by other states.

         The Fund intends to invest at least 80% of its net assets in New Jersey tax-exempt debt obligations which are rated by S&P, Moody's or Fitch at the time of purchase as being within their top four grades, or which are unrated but considered by the Manager to be comparable in quality to the top four grades. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may also invest up to 20% of its net assets in securities with grades lower than the top four grades of S&P, Moody's or Fitch, and in comparable unrated securities. These securities are speculative and may involve greater risk and have higher yields.

         Delaware Tax-Free Ohio Fund--The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and certain Ohio state and local taxes as is available from municipal bonds and as is consistent with preservation of capital. There is no assurance that this objective can be achieved.

         The Fund seeks to achieve its investment objective by investing its assets in a nondiversified portfolio of debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies, authorities and instrumentalities, certain interstate agencies, Puerto Rico, the Virgin Islands and certain other territories and qualified obligations of the United States that pay interest income which, in the opinion of counsel, is exempt from federal income taxes and from certain Ohio state and local taxes. However, the Fund may invest not more than 20% of its assets in debt obligations issued by other states.

         The Fund intends to invest at least 80% of its net assets in Ohio tax-exempt debt obligations which are rated by S&P, Moody's or Fitch at the time of purchase as being within their top four grades, or which are unrated but considered by the Manager to be comparable in quality to the top four grades. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may also invest up to 20% of its net assets in securities with grades lower than the top four grades of S&P, Moody's or Fitch, and in comparable unrated securities. These securities are speculative and may involve greater risk and have higher yields.

         See Appendix B - Description of Ratings for a description of S&P, Moody's and Fitch ratings.

         The principal risk to which a Fund is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of the investment manager. In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. The Fund will invest in both types.

         Each Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, the Funds may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental user.

         Each Fund will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between five and 30 years. From time to time, a Fund may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes.

         Under abnormal conditions, each Fund may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. government, its agencies and instrumentalities.

         Each Fund will invest in securities for income earnings rather than trading for profit. A Fund will not vary portfolio investments, except to:

         1. eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund;

         2. honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases;

         3. reinvest the earnings from securities in like securities; or

         4. defray normal administrative expenses.

Diversification

         Each Fund is registered as a nondiversified investment company. Each Fund has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because each Fund may invest its assets in fewer issuers, the value of Fund shares may fluctuate more rapidly than if the Fund were fully diversified. In the event a Fund invests more than 5% of its assets in a single issuer, it would be affected more than a fully-diversified fund if that issuer encounters difficulties in satisfying its financial obligations. Each Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities.

Investment Restrictions

         Fundamental Restrictions - The Trust has adopted the following restrictions for each Fund which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or other thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or in certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."


         2. No Fund may invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


         The following sets forth additional non-fundamental investment restrictions for the Funds.

         Delaware Tax-Free Pennsylvania Fund

         The Fund shall not:

         1. Purchase securities other than municipal bonds and taxable short-term investments as in this section.

         2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.

         3. Sell securities short.

         4. Write or purchase put or call options.

         5. Underwrite the securities of other issuers, except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid assets.

         6. Purchase or sell commodities or commodity contracts.

         7. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.

         8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan. Not more than 10% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days.

         9. With respect to 50% of the value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

         10. Invest in companies for the purpose of exercising control.

         11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         12. Invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

         From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentages resulting from change in value of net assets will not result in a violation of the restrictions.

Special Considerations Relating to Pennsylvania Tax-Exempt Securities
         Delaware Tax-Free Pennsylvania Fund concentrates its investments in the Commonwealth of Pennsylvania. Therefore, there are risks associated with the Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect Pennsylvania tax-exempt obligations, regional or local economic conditions that could adversely affect these obligations, and differing levels of supply and demand for municipal bonds particular to the Commonwealth of Pennsylvania.

         Delaware Tax-Free New Jersey Fund

         The Fund shall not:

         1. Purchase securities other than municipal bonds and taxable short-term investments.

         2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.

         3. Make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

         4. Underwrite the securities of other issuers, except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group;

         5. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.


         6. With respect to 50% of the value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

         7. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.

         8. Invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions. As a matter of non-fundamental policy, no more than 15% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days, or invest in companies for the purpose of exercising control. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentages resulting from change in value of net assets will not result in a violation of the restrictions.

Special Considerations Relating to New Jersey Tax-Exempt Securities
         Delaware Tax-Free New Jersey Fund concentrates its investments in the State of New Jersey. Therefore, there are risks associated with the Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect New Jersey tax-exempt obligations, regional or local economic conditions that could adversely affect these obligations, and differing levels of supply and demand for municipal bonds particular to the State of New Jersey.

         Delaware Tax-Free Ohio Fund

         The Fund shall not:

         1. Purchase securities other than municipal bonds and taxable short-term investments.

         2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.

         3. Make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

         4. Underwrite the securities of other issuers, except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group.

         5. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.

         6. With respect to 50% of the value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

         7. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.

         8. Invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions. As a matter of non-fundamental policy, no more than 15% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days, or invest in companies for the purpose of exercising control. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentages resulting from change in value of net assets will not result in a violation of the restrictions.

Special Considerations Relating to Ohio Tax-Exempt Securities
         Delaware Tax-Free Ohio Fund concentrates its investments in the State of Ohio. Therefore, there are risks associated with the Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect Ohio tax-exempt obligations, regional or local economic conditions that could adversely affect these obligations, and differing levels of supply and demand for municipal bonds particular to the State of Ohio.

         Certain additional investment information about the Funds' policies is provided below.

Repurchase Agreements
         While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except under some circumstances to invest cash balances.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing that Fund's yield under such agreements which is monitored on a daily basis.


Municipal Bonds
         The term "municipal bonds" is generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposals. Such obligations are included within the term "municipal bonds" provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.

         The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Private Purpose Bonds
         The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend upon the issuer's compliance with specific requirements after the bonds are issued.

         Each Fund intends to seek to achieve a high level of tax-exempt income. However, if a Fund invests in newly-issued private purpose bonds, a portion of Fund distributions would be subject to the federal alternative minimum tax applicable to certain shareholders.

Municipal Bond Insurance
         The practice has developed among municipal issuers of having their issues insured by various companies. In particular, the Municipal Bond Insurance Association ("MBIA") and its affiliate, Municipal Bond Investors Assurance Corporation ("MBIA Corp."), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance ("FSA") and the AMBAC Indemnity Corporation ("AMBAC") are presently insuring a great many issues. It is expected that other insurance associations or companies will enter this field, and that a substantial portion of municipal bond issues available for investment by companies such as the Fund will be insured. Accordingly, from time to time a substantial portion of a Fund's assets may be invested in municipal bonds insured as to payment of principal and interest when due by a single insurance company. The Manager will review the creditworthiness of the issuer and its ability to meet its obligations to pay interest and repay principal and not the creditworthiness of the private insurer. However, since insured obligations are typically rated in the top grades by Moody's, S&P and Fitch, most insured obligations will qualify for investment under each Fund's ratings standards discussed above. If the issuer defaults on payment of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations. The Fund believes such investments are consistent with its fundamental investment policies and restrictions.

Municipal Leases
         Each Fund's may invest a portion of its assets in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Each Fund will invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality.

         Each Fund follows certain guidelines to determine whether the COPs held in a Fund's portfolio constitute liquid investments. These guidelines set forth various factors to be reviewed by the Manager and which will be monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated; (b) the size of the municipal securities market for the Fund both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

Options--Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund
         Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Funds may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain a Fund's investment objective. A Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

         A. Covered Call Writing - A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.

         The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Call options will be written only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options - Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that a Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to a Fund.

         C. Secured Put Writing - A put option gives the purchaser of the option the right to sell, and the writer, in this case a Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then-market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by a Fund may not exceed 2% of its total assets.

         The advantage to a Fund of writing such options is that it receives premium income. The disadvantage is that a Fund may have to purchase securities at higher prices than the current market price when the put is exercised.

         Put options will be written only on a secured basis, which means that a Fund will maintain in a segregated account with its Custodian Bank, (The Chase Manhattan Bank), cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         D. Purchasing Put Options - Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

Futures--Delaware Tax-Free New Jersey Fund, Delaware Tax-Free Ohio Fund and Delaware Tax-Free Pennsylvania Fund
         Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may enter into contracts for the purchase or sale for future delivery of securities. Delaware Tax-Free Pennsylvania Fund may invest in futures contracts and options on futures contracts to the extent that investments in these securities when combined with invest floaters and below investment grade securities (described below) do not exceed 20% of the Fund's total assets. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by that Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at a Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Fund to, or drawn by a Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         A Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts for a Fund, which consists of a substantial number of municipal securities, is to protect a Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of municipal securities at higher prices.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal securities which a Fund intends to purchase.

         To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         A Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which a Fund intends to purchase.

         If a put or call option a Fund has written is exercised, that Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge that Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, a Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Variable or Floating Rate Demand Notes
         Each Fund may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but generally does not intend to invest more than 5% of its net assets in these instruments. The Manager will attempt to adjust the maturity structure of the portfolio to provide a high level of tax-exempt income consistent with preservation of capital.

         Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments a Fund will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Manager and subject to review by the Board, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Board. If the quality of any VRDN falls below the quality level required by the Board and any applicable rules adopted by the SEC, a Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of a Fund and its shareholders.

Inverse Floaters
         Each Fund may invest in inverse floaters subject to certain limitations. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments and may increase the volatility of the value of shares of a Fund.

When-Issued Securities
         Each Fund may invest in "when-issued securities" for which a Fund will designate enough cash or securities to cover its obligations, and which a Fund will value the designated assets daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of transaction. During this period between the date of commitment and the date of delivery, a Fund does not accrue interest on the investment, but the market value of the bonds could fluctuate. This would result in a Fund having unrealized appreciation or depreciation which would affect the net asset value of its shares.

High Yield, High Risk Securities
         Each Fund may invest up to 20% of its net assets in high yield, high risk fixed-income securities. These securities are rated lower than BBB by S&P, Baa by Moody's and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. A Fund will not invest in securities which are rated lower than B by S&P, B by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix B - Description of Ratings for more rating information. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. If a security held by a Fund falls below such ratings, the Manager may commence the orderly sale of such security or continue to hold the security pending a workout or refinancing of the security, if it determined by the Manager that holding the security will create greater value for the Fund.

         Medium and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share.

Zero-Coupon Bonds
         Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may invest in zero-coupon and payment-in-kind bonds. Zero-coupon bonds do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Since a Fund must distribute at least 90% of its investment income each year, in order to maintain its desired tax treatment, the Fund may be required to borrow or to liquidate portfolio securities in order to distribute income which has been attributed to zero-coupon bonds but which the Fund has not yet received. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

Derivative Tax Exempt Obligations
         Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates that evidence ownership of future interest payments, principal payments or both on certain tax exempt securities. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues the receipts or certificates that evidence ownership. Although a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert such rights through the custodian bank. Thus, in the event of a default, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

         In addition, if the trust or custodial account in which the underlying security had been deposited is determined to be a taxable entity, it would be subject to state income tax on the income earned on the underlying security. Furthermore, amounts paid by the trust or custodial account to a Fund would become taxable in the hands of the Fund and its shareholders. However, a Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. Also, it is possible that a portion of the discount at which a Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

Restricted Securities
         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds. Delaware Tax-Free Pennsylvania Fund may invest no more than 10% of the value of its net assets in illiquid securities. Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund may invest no more than 15% of the value of its net assets in illiquid securities.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Fund's percentage limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed its percentage limitation on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Concentration
         In applying the Funds' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        n
                                 P(1 + T) = ERV

             Where:             P  =   a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                                T  =   average annual total return;

                                n  =   number of years;

                              ERV  =   redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B
                                       Shares and Class C Shares

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.


         The performance of Class A Shares, as shown below, is the average annual total return quotations of each Fund through February 29, 2000. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The performance of Class B Shares and Class C Shares, as shown below, is the average annual total return quotations for each Fund through February 29, 2000. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at February 29, 2000. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at February 29, 2000 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

Average Annual Total Return

------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------

                                                                       Class B        Class B       Class C       Class C
                                       Class A (1)   Class A (1)     including      excluding     including     excluding
                                       at offer(2)        at NAV          CDSC           CDSC          CDSC          CDSC
                                        (Inception    (Inception    (Inception     (Inception    (Inception    (Inception
Delaware Tax-Free PA Fund                 3/23/77)      3/23/77)       5/2/94)        5/2/94)     11/29/95)     11/29/95)
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
1 year ended 2/29/00                        -8.70%        -5.18%        -9.54%         -5.94%        -6.84%        -5.94%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
3 years ended 2/29/00                        0.97%         2.26%         0.56%          1.45%         1.45%         1.45%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
5 years ended 2/29/00                        3.40%         4.20%         3.05%          3.37%           N/A           N/A
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
10 years ended 2/29/00                       5.45%         5.85%           N/A            N/A           N/A           N/A
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
15 years ended 2/29/00                       7.14%         7.41%           N/A            N/A           N/A           N/A
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
Life of Fund                                 5.89%         6.06%         3.24%          3.37%         2.13%         2.13%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------

                                                                       Class B        Class B       Class C       Class C
                                           Class A       Class A     including      excluding     including     excluding
                                          at offer        at NAV          CDSC           CDSC          CDSC          CDSC
Delaware Tax-Free                       (Inception    (Inception    (Inception     (Inception    (Inception    (Inception
New Jersey Fund(3)                          9/2/97)       9/2/97)       9/2/97)        9/2/97)       9/2/97)       9/2/97)
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
1 year ended 2/29/00                       -11.08%        -7.68%       -11.90%         -8.38%        -9.25%        -8.37%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
Life of Fund                                -0.15%         1.36%        -0.69%          0.42%         0.24%         0.24%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
                                                                       Class B        Class B       Class C       Class C
                                           Class A       Class A     including      excluding     including     excluding
                                          at offer        at NAV          CDSC           CDSC          CDSC          CDSC
                                        (Inception    (Inception    (Inception     (Inception    (Inception    (Inception
Delaware Tax-Free Ohio Fund(3)             9/2/97)       9/2/97)       9/2/97)        9/2/97)       9/2/97)       9/2/97)
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
1 year ended 2/29/00                        -10.84        -7.37%       -11.59%         -8.06%        -8.96%        -8.08%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
Life of Fund                                -0.08%         1.43%        -1.25%         -0.15%        -0.02%        -0.02%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Effective June 9, 1997, the maximum front-end sales charge was reduced from 4.75% to 3.75%. The above performance numbers are calculated using 3.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.
(3) Total return reflects voluntary expense caps in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement.

         Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:


                                                            a--b       6
                                               YIELD = 2[(-------- + 1) -- 1]
                                                             cd

           Where:     a    =   dividends and interest earned during the period;

                      b    =   expenses accrued for the period (net of reimbursements);

                      c    =   the average daily number of shares outstanding during the period that were entitled to receive dividends;

                      d    =   the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of Class A Shares, Class B Shares and Class C Shares of each Fund as of February 29, 2000 using this formula were as follows:

                                                       Class A Shares          Class B Shares           Class C Shares
   Delaware Tax-Free Pennsylvania Fund                     5.30%                    4.71%                   4.71%
   Delaware Tax-Free New Jersey Fund                       4.89%                    4.34%                   4.35%
   Delaware Tax-Free Ohio Fund                             4.98%                    4.42%                   4.42%

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund reflect the voluntary waiver and payment of fees by the Manager. Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of the Fund in the future.

         Each Fund may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield. For the 30-day period ended February 29, 2000, the tax-equivalent yield, assuming a federal income tax rate of 31%, of Class A Shares, Class B Shares and Class C Shares of each Fund was as follows:

                                                      Class A Shares          Class B Shares           Class C Shares
Delaware Tax-Free Pennsylvania Fund                       7.68%                    6.83%                   6.83%
Delaware Tax-Free New Jersey Fund                         7.09%                    6.29%                   6.30%
Delaware Tax-Free Ohio Fund                               7.22%                    6.41%                   6.41%

         These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. The yields for Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund reflect the voluntary waiver and payment of fees by the Manager. In addition, the Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, each Fund may also quote its Classes' actual total return and/or yield performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.

         From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, treasury bills and shares of that Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Fund and may illustrate how to find the listings of that Fund in newspapers and periodicals. Materials may also include discussions of other Fund products and services.

         Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Funds through February 29, 2000. Comparative information on the Consumer Price Index is also included. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares as shown below, reflects maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact on any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

Cumulative Total Return

------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------

                                                                          Class B       Class B       Class C         Class C
                                         Class A (1)   Class A (1)      including     excluding     including       excluding
                                         at offer(2)        at NAV           CDSC          CDSC          CDSC            CDSC
                                          (Inception    (Inception     (Inception    (Inception    (Inception      (Inception
Delaware Tax-Free PA Fund                   3/23/77)      3/23/77)        5/2/94)       5/2/94)     11/29/95)        11/29/95)
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
3 months ended 2/29/00                        -4.88%        -1.15%         -5.24%        -1.34%        -2.32%          -1.34%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
6 months ended 2/29/00                        -5.98%        -2.26%         -6.46%        -2.65%        -3.60%          -2.65%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
9 months ended 2/29/00                        -8.56%        -4.98%         -9.20%        -5.55%        -6.46%          -5.55%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
1 year ended 2/29/00                          -8.70%        -5.18%         -9.54%        -5.94%        -6.84%          -5.94%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
3 years ended 2/29/00                          2.94%         6.94%          1.69%         4.41%         4.41%           4.41%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
5 years ended 2/29/00                         18.22%        22.84%         16.20%        18.03%           N/A             N/A
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
10 years ended 2/29/00                        70.03%        76.57%            N/A           N/A           N/A             N/A
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
15 years ended 2/29/00                       181.27%       192.18%            N/A           N/A           N/A             N/A
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
Life of Fund                                 271.52%       285.90%         20.42%        21.31%         9.38%           9.38%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------

                                                                          Class B       Class B       Class C         Class C
                                             Class A       Class A      including     excluding     including       excluding
                                            at offer        at NAV           CDSC          CDSC          CDSC            CDSC
Delaware Tax-Free New Jersey Fund(3)      (Inception    (Inception     (Inception    (Inception    (Inception      (Inception
                                             9/2/97)       9/2/97)        9/2/97)       9/2/97)       9/2/97)         9/2/97)
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
3 months ended 2/29/00                        -4.73%        -1.06%         -5.15%        -1.24%        -2.22%          -1.24%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
6 months ended 2/29/00                        -6.34%        -2.65%         -6.81%        -3.01%        -3.97%          -3.02%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
9 months ended 2/29/00                       -10.41%        -6.91%        -11.03%        -7.44%        -8.33%          -7.44%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
1 year ended 2/29/00                         -11.08%        -7.68%        -11.90%        -8.38%        -9.25%          -8.37%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
Life of Fund                                  -0.38%         3.43%         -1.72%         1.04%         0.59%           0.59%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------

                                                                    Class B        Class B       Class C       Class C
                                      Class A         Class A       including      excluding     including     excluding
                                      at offer         at NAV       CDSC           CDSC          CDSC          CDSC
Delaware Tax-Free Ohio Fund(3)        (Inception      (Inception    (Inception     (Inception    (Inception    (Inception
                                      9/2/97)         9/2/97)       9/2/97)        9/2/97)       9/2/97)       9/2/97)
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
3 months ended 2/29/00                        -4.95%        -1.23%         -5.31%        -1.41%        -2.39%          -1.41%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
6 months ended 2/29/00                        -7.07%        -3.38%         -7.51%        -3.74%        -4.69%          -3.75%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
9 months ended 2/29/00                       -10.64%        -7.11%        -11.22%        -7.64%        -8.55%          -7.65%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
1 year ended 2/29/00                         -10.84%        -7.37%        -11.59%        -8.06%        -8.96%          -8.08%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------
Life of Fund                                  -0.20%         3.61%         -3.09%        -0.37%        -0.04%          -0.04%
------------------------------------- --------------- ------------- -------------- ------------- ------------- ---------------

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Effective June 9, 1997, the maximum front-end sales charge was reduced from 4.75% to 3.75%. The above performance numbers are calculated using 3.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.
(3) Total return reflects voluntary expense caps in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                   Investment Amount                   Price Per Share      Number of Shares Purchased
                      Month 1 $100                      $10.00                        10
                      Month 2 $100                      $12.50                         8
                      Month 3 $100                       $5.00                        12
                      Month 4 $100                      $10.00                        10
         --------------------------------------- ---------------------- ------------------------------------

                              $400                     $37.50                         48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

The Power of Compounding
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, there were no brokerage commissions paid for the Funds.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, a Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with the Conduct Rules of the NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective. Portfolio transactions will be undertaken only to accomplish a Fund's objectives and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold: (1) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield; (2) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio; (3) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate; or
(4) when the Manager anticipates a decline in value due to market risk or credit risk. A Fund anticipates the portfolio turnover rate will ordinarily be less than 100%.

         During the past two fiscal years, each Fund's portfolio turnover rates were as follows:

         --------------------------------------------------- ---------------- ------------------

                                                                        1999               2000
         --------------------------------------------------- ---------------- ------------------
         Delaware Tax-Free Pennsylvania Fund                             41%                38%
         --------------------------------------------------- ---------------- ------------------
         Delaware Tax-Free New Jersey Fund                                0%                14%
         --------------------------------------------------- ---------------- ------------------
         Delaware Tax-Free Ohio Fund                                     45%                42%
         --------------------------------------------------- ---------------- ------------------

         Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectus for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Trust or the Distributor.

         The minimum initial purchase is generally $1,000 for each Class. Subsequent purchases must generally be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the

Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner Service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. The Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of its shares of the Funds if in the opinion of management such rejection is in a Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by the Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Trust (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under the Plans, and its Distribution Agreement, is on an annual basis up to 0.30% (currently, no more than 0.25% for Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund pursuant to Board action) of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Trust's Board of Trustees may reduce these amounts at any time.

         Effective June 1, 1992, the Board of Trustees has determined that the annual fee payable on a monthly basis for Class A Shares of Delaware Tax-Free Pennsylvania Fund, pursuant to its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating Class A Shares' 12b-1 expense, such expense is a Class expense so that all such shareholders of the Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate per share. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan relating to Class A Shares will also increase (but will not exceed 0.30% of average daily net assets). In addition, the Board of Trustees set the fee for Class A Shares of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund at 0.25% of average daily net assets. While this describes the current basis for calculating the fees which will be payable under the Plans with respect to Class A Shares, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best ^ execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Fund Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of a Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of the Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended February 29, 2000, payments from Class A Shares, Class B Shares and Class C Shares of each Fund were as follows:

------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------
                                                           Delaware    Delaware    Delaware
                                                           Tax-Free    Tax-Free    Tax-Free
                   Delaware      Delaware     Delaware     New         New         New        Delaware     Delaware    Delaware
                   Pennsylvania  Pennsylvania Pennsylvania Jersey      Jersey      Jersey     Tax-Free     Tax-Free    Tax-Free
                   Fund A        Fund B       Fund C       Fund A      Fund B      Fund C     Ohio Fund    Ohio Fund   Ohio Fund
                   Class         Class        Class        Class       Class       Class      A Class      B Class     C Class
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------
Advertising              $416           ---         ---          $8         ---         ---          $8          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Annual/Semi
Annual Reports        $15,609           ---         ---        $174         ---         ---        $150          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------
                                                           Delaware    Delaware    Delaware
                                                           Tax-Free    Tax-Free    Tax-Free
                   Delaware      Delaware     Delaware     New         New         New        Delaware     Delaware    Delaware
                   Pennsylvania  Pennsylvania Pennsylvania Jersey      Jersey      Jersey     Tax-Free     Tax-Free    Tax-Free
                   Fund A        Fund B       Fund C       Fund A      Fund B      Fund C     Ohio Fund    Ohio Fund   Ohio Fund
                   Class         Class        Class        Class       Class       Class      A Class      B Class     C Class
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------
Broker Trails      $1,549,485      $105,388     $23,121      $1,798      $4,989        $270      $1,105         $520        $102
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Broker Sales
Charges                   ---      $177,963     $16,133         ---      $7,591      $1,225         ---       $1,223        $504
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Dealer Service
Expenses                  ---           ---         ---         ---         ---         ---         ---          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Interest on
Broker Sales
Charges                   ---      $114,519        $285         ---      $6,182         $92         ---         $207         $15
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Commissions to
Wholesalers           $40,810       $11,962        $858      $1,048        $912         ---        $396          $94         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Promotional-
Broker Meetings        $3,566        $1,006         $18         $92         ---         ---         $44          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Promotional-Other     $37,894           ---         ---      $1,931         ---         ---        $924          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Prospectus
Printing              $10,981           ---         ---        $171         ---         ---        $141          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------
Telephone                 ---           ---         ---         ---         ---         ---         ---          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Other                  $4,119        $6,995         ---        $504         ---         ---      $1,185          ---         ---
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Total              $1,662,880      $417,833     $40,415      $5,726     $19,674      $1,587      $3,953       $2,044        $621
------------------ -----------   ----------- ----------- ----------- ----------- ----------- ----------- ------------ -----------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees and employees of the Trust, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any of the funds in the Delaware Investments family, including any fund that may be created, at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         The Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds available from the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other holdings of shares of funds in the Delaware Investments family.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund as well as shares of any other class of any of the funds in the Delaware Investments family which offer such classes (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited

CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family^ offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value in effect on the payable date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to a Fund Class. Such purchases, which must meet the minimum subsequent purchase requirements stated in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.


Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. ^ A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus and Redemption and Exchange in this Part B. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.



 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by a Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by a Fund after receipt of the order by a Fund, its agent or other certain authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Trust's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of Fund shares outstanding. In determining a Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of a Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees are accrued daily.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Redemptions of Timing Accounts
         Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. None of the Funds charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (iii) distributions from an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge -- Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code of 1986, as amended (the "Code")) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established.

DIVIDENDS AND DISTRIBUTIONS

         Dividends, if any, are declared each day the Funds are open and are paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Net investment income earned on days when the Funds are not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying a Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of a Fund. Each Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive them in cash. The Trust will mail a quarterly statement showing dividends paid and all the transactions made during the period.

         Each Class of a Fund will share proportionately in the investment income and expenses of that Fund, except that each Class will alone incur distribution fees under its 12b-1 Plan. See Plans Under Rule 12b-1.

         Dividends are automatically reinvested in additional shares at net asset value on the payable date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


TAXES

Federal Income Tax Aspects
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Distributions by a Fund representing net interest received on municipal bonds are considered tax-exempt and are not includable by shareholders in gross income for federal income tax purposes because the Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing exempt-interest dividends. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax.

         For federal income tax purposes, portfolio securities of Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund had net unrealized appreciation at February 29, 2000 of $16,691,615, $3,036 and $1,121, respectively, on the basis of specific cost.

         Distributions representing net interest income received by a Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by that Fund, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends-received by corporations. Distributions of long-term capital gains realized by a Fund, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Statements as to the tax status of each investor's dividends or distributions will be mailed annually. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of a Fund.

         Section 265 of the Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible.

         A Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the meaning of Section 103 of the Code. Persons who are or may be considered "substantial users" should consult their tax advisers in this matter before purchasing shares of a Fund.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

State and Local Taxes
         See Taxes in the Prospectus for a discussion of Pennsylvania, New Jersey and Ohio taxation. Shares of a Fund may be taxable for purposes of, as applicable, Pennsylvania, New Jersey or Ohio inheritance and estate tax.

         Shareholders of the Delaware Tax-Free Pennsylvania Fund who are residents of the City of Pittsburgh may be required to pay Pittsburgh School District and City personal property tax on their equitable interest of that portion of the assets of the Fund which are not exempt from such tax. However, since the Trust's inception, all of its assets have been exempt from such tax.

         Delaware Tax-Free Pennsylvania Fund anticipates that substantially all dividends paid to shareholders will be exempt from federal and Pennsylvania personal income taxes and from certain other Pennsylvania state and local taxes. Delaware Tax-Free New Jersey Fund anticipates that substantially all dividends paid to shareholders will be exempt from federal and New Jersey gross income taxes. In addition, Delaware Tax-Free Ohio Fund anticipates that substantially all dividends paid to shareholders will be exempt from federal and Ohio personal income taxes and from certain other Ohio state and local taxes. Information concerning the tax status of dividends and distributions will be mailed to shareholders annually, including what portion, if any, of a Fund's distribution is subject to the federal alternative minimum tax should that Fund invest in "private purpose" bonds.

         Distributions by a Fund may not be exempt from state or local income tax in states other than, as applicable, Pennsylvania, New Jersey or Ohio. Shareholders of each Fund are advised to consult their own tax adviser in this regard.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": gains on securities sold by a Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.


INVESTMENT MANAGEMENT AGREEMENT

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees of the Trust

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On February 29, 2000, the Manager and its affiliates within Delaware Investments, including the Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately
$24,690,400,000) and investment company (approximately $19,444,140,000) accounts.

         The Investment Management Agreement for the Funds is dated April 29, 2000 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund to which the Agreement relates, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days notice by the trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreement provides that each respective Fund shall pay the Manager a management fee equal to (on an annual basis) 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on the average daily net assets in excess of $2.5 billion.

         The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund and to pay certain of these Funds' expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Funds do not exceed 0.25% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 Plan expenses) from January 22, 1998 through October 31, 2000.

         On February 29, 2000, the total net assets of the Trust were $763,770,233, broken down as follows:


                   Pennsylvania Fund            $757,945,287
                   New Jersey Fund              $3,941,856
                   Ohio Fund                    $1,883,090

         The investment management fees paid for each Fund for the past three fiscal years were as follows:

Fund                           February 29, 2000            February 28, 1999           February 28, 1998
----                           -----------------            -----------------           -----------------
Pennsylvania Fund              $4,512,746 paid              $5,416,438 paid             $5,604,856 paid


New Jersey Fund(1)             $22,125 earned               $12,630 earned              $3,235 earned
                               $-0- paid                    $-0- paid                   $-0- paid
                               $22,125 waived               $12,630 waived              $3,235 waived

Ohio Fund(1)                   $9,840 earned                $7,534 earned               $2,856 earned
                               $-0- paid                    $-0- paid                   $-0- paid
                               $9,840 waived                $7,534 waived               $2,856 waived

(1)      Commenced operations on September 2, 1997.

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Funds. The Manager pays the salaries of all trustees, officers and employees of each Fund who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor for each Fund under separate Distribution Agreements dated April 29, 2000. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated April 29, 2000. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee effecting transactions through a broker or agent.


OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and trustees of the Trust hold identical positions in each of the other funds available from the Delaware Investments family. As of March 31, 2000, the Trust's officers and trustees, as a group, owned less than 1% of each of the Class A Shares, B Shares and C Shares of ^ each Fund.

         As of March 31, 2000, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares and Class C Shares of each Fund:

Class                            Name and Address of Account                           Share Amount      Percentage
-----                            ---------------------------                           ------------      ----------
Delaware Tax-Free                Merrill Lynch, Pierce, Fenner & Smith
Pennsylvania Fund                For the Sole Benefit of its Customers
Class A Shares                   Attn: Fund Admin. Sec.
                                 4800 Dear Lake Drive East, 2nd Floor                     5,797,155           6.10%
                                 Jacksonville, FL 32246

Delaware Tax-Free                Merrill Lynch, Pierce, Fenner & Smith
Pennsylvania Fund                For the Sole Benefit of its Customers
Class B Shares                   Attn: Fund Administration
                                 4800 Dear Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246                                     316,787           6.45%

Delaware Tax-Free                Margaret M. Magreni
Pennsylvania Fund                70 W. Manila Avenue                                         63,725          12.16%
Class C Shares                   Pittsburgh, PA 15220

                                 David N. Arms and
                                 Janet E. Arms JT WROS
                                 2147 Deep Creek Road                                        47,025           8.97%
                                 Perkiomenville, PA 18074

                                 The Mennonite Foundation, Inc.
                                 W&A Rosenberger
                                 P.O. Box 483                                                45,567           8.69%
                                 Goshen, IL

                                 Joanne Stephano
                                 1152 Thrush Lane                                            45,403           8.66%
                                 Norristown, PA 19403

                                 Merrill Lynch, Pierce, Fenner & Smith
                                 For the Sole Benefit of its Customers
                                 Attn:  Fund Administration
                                 4800 Dear Lake Drive East, 2nd Floor                        42,517           8.11%
                                 Jacksonville, FL 32246


Class                            Name and Address of Account                           Share Amount      Percentage
-----                            ---------------------------                           ------------      ----------
Delaware Tax-Free                Lincoln National Life Insurance Co.
New Jersey Fund                  c/o Lincoln Investment Management, Inc.
Class A Shares                   Attn: Carol A. Schmidt
                                 200 East Berry Street
                                 Fort Wayne, IN 46802                              204,997                   58.67%

                                 Merrill Lynch, Pierce, Fenner & Smith
                                 For the Sole Benefit of its Customers
                                 Attn:  Fund Administration
                                 4800 Dear Lake Drive East, 2nd Floor              21,453                     6.14%
                                 Jacksonville, FL 32246

Delaware Tax-Free                Donaldson Lufkin Jenrette
New Jersey Fund                  Securities Corporation, Inc.
Class B Shares                   P.O. Box 2052
                                 Jersey City, NJ 07303                             50,863                    12.52%

                                 First Clearing Corporation
                                 Theodore W. Gruber, Jr.
                                 P.O. Box 615                                      46,772                    11.51%
                                 Elmer, NJ

                                 Summit Financial Services Group
                                 Milton Buxbaum
                                 One Bethlehem Plaza                               39,841                     9.80%
                                 Bethlehem, PA 18018

                                 John Schley
                                 Custody Account
                                 P.O. Box 181                                      34,477                     8.48%
                                 Whitehouse, NJ 08888

                                 First Clearing Corporation
                                 John A. Lanckowski and
                                 Lillian Lanckowski
                                 4 Delford Drive                                   22,731                     5.59%
                                 North Cape May, NJ 08204


Class                            Name and Address of Account                           Share Amount      Percentage
-----                            ---------------------------                           ------------      ----------
Delaware Tax-Free                Renee Hackel                                                 8,621          25.59%
New Jersey Fund                  Tod, Gerald, Steren, Kaufman, et al.
Class C Shares                   2000 Linwood Avenue
                                 Fort Lee, NJ 07024

                                 Paine Webber for the benefit of
                                 Robert C. Crosson as Trustee
                                 For Robert C. Crosson Trust
                                 312 Commodore Bay
                                 1100 Ocean Drive
                                 Avalon, NJ 08202                                             6,992          20.75%

                                 Paine Webber for the benefit of
                                 Ellen J. Crosson as Trustee
                                 For Ellen J. Crosson Trust
                                 312 Commodore Bay
                                 1100 Ocean Drive
                                 Avalon, NJ 08202                                             5,518          16.38%

                                 Paine Webber for the benefit of
                                 Sara P. Badger
                                 7 Crestview Drive
                                 Somers Point, NJ 08244                                       4,541          13.48%

                                 Paine Webber for the benefit of
                                 R. George Dorrer
                                 P.O. Box 1204
                                 Jenson Beach, FL 34958-1204                                  4,022          11.94%

                                 Dennis M. Cole and
                                 Virginia Cole JT WROS
                                 508 Majestic Avenue
                                 Bellmawr, NJ 08031-1460                                      1,977           5.87%

                                 Susan R. Grady
                                 5 Garwood Court
                                 Medford, NJ 08055-2740                                       1,811           5.37%

Class                            Name and Address of Account                           Share Amount      Percentage
-----                            ---------------------------                           ------------      ----------
Delaware Tax-Free                Lincoln National Life Insurance Company
Ohio Fund                        c/o Lincoln Investment Management, Inc.
Class A Shares                   Attn: Carol A. Schmidt
                                 200 East Berry Street
                                 Fort Wayne, IN 46802                              208,721                   70.41%

Delaware Tax-Free                First Union Securities, Inc.
Ohio Fund                        Martha Tiner Tr.
Class B Shares                   111 East Kilbourn Avenue
                                 Milwaukee, WI 53202-6611                          27,647                    57.16%

                                 Brent W. Wright and
                                 Irrevocable Trust of
                                 Mabel Jean Wright
                                 7676 Red Bank Road
                                 Westerville, OH 43082                             10,404                    21.51%

                                 Catherine F. Peter
                                 2884 Grandin Road
                                 Cincinnati, OH 45208                              4,285                      8.85%

Delaware Tax-Free                Richard M. Payne
Ohio Fund                        1078 Cross Country Drive
Class C Shares                   Worthington, OH 43235                             6,869                     37.74%

                                 Norma J. Hauer, Trustee
                                 Norma J. Hauer Revocable Trust
                                 2358 Adirondack Trl.
                                 Kettering, OH 45409-1902                          4,606                     25.31%

                                 First Clearing Corporation
                                 Melvin Strauss Rev. Tr.
                                 Melvin Strauss
                                 30601 Ainsworth Drive
                                 Pepper Pike, OH 44124                             2,889                     15.87%

                                 Wendy M. Petty
                                 7511 Lambton Park Road
                                 New Albany, OH 43054-8512                         2,450                     13.46%

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

------------------------------------ --------------------------------------------------------------------------------------
Trustee and Officer                  Business Experience
------------------------------------ --------------------------------------------------------------------------------------
*Wayne A. Stork (62)                 Chairman, Trustee/Director of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management,
                                     Inc.; Chairman, President and Chief Executive Officer and Director/Trustee of DMH
                                     Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President,
                                     Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware
                                     Management Company, Inc. and Delaware Management Business Trust; Chairman,
                                     President, Chief Executive Officer and Chief Investment Officer of Delaware
                                     Management Company (a series of Delaware Management Business Trust); Chairman, Chief
                                     Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a
                                     series of Delaware Management Business Trust); Chairman and Chief Executive Officer
                                     of Delaware International Advisers Ltd.; Chairman, Chief Executive Officer and
                                     Director of Delaware International Holdings Ltd.; Chief Executive Officer of
                                     Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy,
                                     Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company,
                                     Inc. and Retirement Financial Services, Inc.  Prior to January 1, 2000, Mr. Stork
                                     was Chairman and Director of Delaware Management Holdings, Inc. and a Director of
                                     Delaware International Advisers Ltd.

                                     In addition, during the five years prior to January 1, 2000, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

------------------------------------ --------------------------------------------------------------------------------------
----------------------
* Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------

------------------------------------ --------------------------------------------------------------------------------------
Trustee and Officer                  Business Experience
------------------------------------ --------------------------------------------------------------------------------------
*David K. Downes (60)                President, Chief Executive Officer, Chief Financial Officer and Trustee/Director of
                                     the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     President and Director of Delaware Management Company, Inc.

                                     President of Delaware Management Company (a series of Delaware Management
                                     Business Trust)

                                     President, Chief Executive Officer and Director of Delaware Capital Management,
                                     Inc.

                                     Chairman, President, Chief Executive Officer and Director of Delaware Service
                                     Company, Inc.

                                     President, Chief Operating Officer, Chief Financial Officer and Director of
                                     Delaware International Holdings Ltd.

                                     Chairman and Director of Delaware Management Trust Company and Retirement Financial
                                     Services, Inc.

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                     Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                     Investment Advisers (a series of Delaware Management Business Trust) and Delaware
                                     Distributors, L.P.

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                     Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and
                                     Delvoy, Inc.

                                     Executive Vice President and Trustee of Delaware Management Business Trust

                                     Director of Delaware International Advisers Ltd.

                                     President/Chief Operating Officer and Director of Delaware General Management, Inc.

                                     During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

------------------------------------ --------------------------------------------------------------------------------------
----------------------
* Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------
Trustee                              Business Experience
------------------------------------ -------------------------------------------------------------------------------------
Walter P. Babich (72)                Trustee/Director the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     460 North Gulph Road, King of Prussia, PA 19406

                                     Board Chairman, Citadel Constructors, Inc.

                                     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

------------------------------------ -------------------------------------------------------------------------------------
John H. Durham (62)                  Trustee/Director of the Trust and 18 other investment companies in the Delaware
                                     Investments family

                                     Private Investor.

                                     P.O. Box 819, Gwynedd Valley, PA 19437

                                     Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                     Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and
                                     Chief Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company,
                                     Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                     Partner of Complete Care Services from 1995 to 1999.

------------------------------------ -------------------------------------------------------------------------------------
Anthony D. Knerr (61)                Trustee/Director of the Trust and each of the 32 other investment companies in the
                                     Delaware Investments family

                                     500 Fifth Avenue, New York, NY  10110

                                     Founder and Managing Director, Anthony Knerr & Associates

                                     From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                     Columbia University, New York. From 1987 to 1989, he was also a lecturer in
                                     English at the University. In addition, Mr. Knerr was Chairman of The Publishing
                                     Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group,
                                     Inc. in 1988.
------------------------------------ -------------------------------------------------------------------------------------
Ann R. Leven (59)                    Trustee/Director of the Trust and each of the other 32 other investment companies in the Delaware Investments family

                                     785 Park Avenue, New York, NY  10021

                                     Retired Treasurer, National Gallery of Art

                                     From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art
                                     and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art.
                                     In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of
                                     the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct
                                     Professor of Columbia Business School.

------------------------------------ -------------------------------------------------------------------------------------

------------------------------------ --------------------------------------------------------------------------------------
Director                             Business Experience
------------------------------------ --------------------------------------------------------------------------------------
Thomas F. Madison (64)               Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                     President and Chief Executive Officer, MLM Partners, Inc.

                                     Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                     since 1996.  From February to September 1994, Mr. Madison served as Vice
                                     Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from
                                     1988 to 1993, he was President of U.S. WEST Communications--Markets.

------------------------------------ --------------------------------------------------------------------------------------
Charles E. Peck (74)                 Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     P.O. Box 1102, Columbia, MD  21044

                                     Secretary/Treasurer, Enterprise Homes, Inc.

                                     From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland
                                     Group, Inc., Columbia, MD.

------------------------------------ --------------------------------------------------------------------------------------
Janet L. Yeomans (51)                Trustee/Director of the Trust and 32 other investment companies in the Delaware
                                     Investments family

                                     Building 220-13W-37, St. Paul, MN 55144

                                     Vice President and Treasurer, 3M Corporation.

                                     From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for the
                                     3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation,
                                     1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985;
                                     Consultant--Investment Technology Group of Chase Econometrics, 1982-1983; Consultant
                                     for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago,
                                     1970-1974.

------------------------------------ --------------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------------
Officer                              Business Experience

------------------------------------ -------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)           Executive Vice President and Chief Investment Officer, Equity of the Trust, each of the other 32 investment companies in the Delaware Investments family

                                     Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a
                                     series of Delaware Management Business Trust)

                                     Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital
                                     Management, Inc.

                                     Executive Vice President/Chief Investment Officer of Delaware Management Company (a
                                     series of Delaware Management Business Trust)

                                     Executive Vice President and Trustee of Delaware Management Business Trust

                                     Director of Delaware International Advisers Ltd.

                                     During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

------------------------------------ -------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)              Executive Vice President/Chief Investment Officer, Fixed Income of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     Director of Founders CBO Corporation

                                     Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware
                                     Management Company (a series of Delaware Management Business Trust)

                                     Executive Vice President/Chief Investment Officer, DIA-Fixed Income of Delaware
                                     Investment Advisers (a series of Delaware Management Business Trust)

                                     Executive Vice President and Director of Delaware Management Holdings, Inc. and Founders
                                     Holdings, Inc.

                                     Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                     Management, Inc.

                                     Mr. McMeekin joined Delaware Investments in 1999.  During the past five years, he has also served in various executive capacities for Lincoln National Corporation.
------------------------------------ -------------------------------------------------------------------------------------------
Richard J. Flannery (42)             Executive Vice President/General Counsel of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings,
                                     Inc., Delaware Distributors, L.P., Delaware Management Company (a series of Delaware
                                     Management Business Trust), Delaware Investment Advisers (a series of Delaware Management
                                     Business Trust) and Founders CBO Corporation

                                     Executive Vice President/General Counsel and Director of Delaware International Holdings
                                     Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management Company,
                                     Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                     Financial Services, Inc., Delaware Distributors, Inc., Delaware General Management, Inc.
                                     and Delaware Management Trust Company

                                     Executive Vice President and Trustee of Delaware Management Business Trust


                                     Director of Delaware International Advisers Ltd.

                                     Director of HYPPCO Finance Company Ltd.

                                     During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

------------------------------------ -------------------------------------------------------------------------------------------


------------------------------------ -------------------------------------------------------------------------------------
Officer                              Business Experience
------------------------------------ -------------------------------------------------------------------------------------
Eric E. Miller (46)                  Senior Vice President/Deputy General Counsel and Secretary of the Trust and each of the other 32 investment companies in the Delaware Investments family.

                                     Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware
                                     Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                     Inc., Delaware Management Business Trust, Delaware Management Company (a series of
                                     Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                     Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                     Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                     Distributors, Inc., Delaware Distributors, L.P., Delaware General Management, Inc.
                                     and Founders Holdings, Inc.

                                     During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.

------------------------------------ -------------------------------------------------------------------------------------
Joseph H. Hastings (50)              Senior Vice President/Corporate Controller of the Trust and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment
                                     Advisers (a series of Delaware Management Business Trust)

                                     Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                     Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management Company, Inc.,
                                     Delaware Management Business Trust, Delaware Management Company (a series of
                                     Delaware Management Business Trust), Delaware Distributors, L.P., Delaware
                                     Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                     Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware
                                     General Management, Inc. and Delaware Management Business Trust

                                     Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management
                                     Trust Company

                                     Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                     Chief Financial Officer of Retirement Financial Services, Inc.

                                     During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

------------------------------------ --------------------------------------------------------------------------------------
Michael P. Bishof (37)               Senior Vice President and Treasurer of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     Senior Vice President/Investment Accounting of Delaware Management Company (a
                                     series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                     Delaware Capital Management, Inc., Delaware Distributors, L.P. and Founders
                                     Holdings, Inc.

                                     Senior Vice President/Treasurer/ Investment Accounting of Delaware Investment
                                     Advisers (a series of Delaware Management Business Trust)

                                     Senior Vice President/Manager of Investment Accounting of Delaware International
                                     Holdings, Inc.

                                     Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                     Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                     Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
                                     Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice
                                     President for Equitable Capital Management Corporation, New York, NY from 1987 to
                                     1993.

------------------------------------ --------------------------------------------------------------------------------------
Patrick P. Coyne (36)                Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Capital Management,
                                     Inc., Delaware Management Company, Inc., Delaware Management Company (a series of
                                     Delaware Management Business Trust) and Delaware Investment Advisers (a series of
                                     Delaware Management Business Trust).

                                     During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware organization.

Mitchell L. Conery (41)              Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Capital Management,
                                     Inc., Delaware Management Company, Inc., Delaware Management Company (a series of
                                     Delaware Management Business Trust) and Delaware Investment Advisers (a series of
                                     Delaware Management Business Trust)

                                     Before joining the Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with CS First
                                     Boston from 1992 to 1995.

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended February 29, 2000 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/ Directors as of February 29, 2000. Only the independent trustees of the Trust receive compensation from the Trust.

------------------------------- ------------------- ---------------------- -------------------- --------------------
                                                                                                       Total
                                                                                                   Compensation
                                                     Pension Retirement                            from Delaware
                                    Aggregate        Benefits Accrued as    Estimated Annual        Investments
                                Compensation from       Part of Trust         Benefits Upon         Investment
Name(3)                             the Trust             Expenses            Retirement(1)        Companies(2)
-------
------------------------------- ------------------- ---------------------- -------------------- --------------------
Walter B. Babich                      $2,322               None                  $38,000              $56,858
------------------------------- ------------------- ---------------------- -------------------- --------------------
John H. Durham                        $2,417               None                  $32,180              $52,292
------------------------------- ------------------- ---------------------- -------------------- --------------------
Anthony D. Knerr                      $2,648               None                  $38,000              $65,001
------------------------------- ------------------- ---------------------- -------------------- --------------------
Ann R. Leven                          $2,694               None                  $38,000              $66,001
------------------------------- ------------------- ---------------------- -------------------- --------------------
Thomas F. Madison                     $2,648               None                  $38,000              $65,001
------------------------------- ------------------- ---------------------- -------------------- --------------------
Charles E. Peck                       $2,648               None                  $38,000              $65,001
------------------------------- ------------------- ---------------------- -------------------- --------------------
Janet L. Yeomans(4)                   $2,267               None                  $38,000              $56,834
------------------------------- ------------------- ---------------------- -------------------- --------------------

  (1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a trustee or director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of February 29, 2000 he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
  (2) Each independent trustee/director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a trustee or director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a trustee or director for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann
         R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.
(3) W. Thacher Longstreth served as an independent trustee of the Trust during its last fiscal year for the period March 1, 1999 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $124 from the Trust and $3,167 for all investment companies in the Delaware Investments family.
(4) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

GENERAL INFORMATION

         The Trust is an open-end management investment company. Each Fund's portfolio of assets is nondiversified as defined by the 1940 Act. The Trust was organized as a Pennsylvania business trust on November 23, 1976 and reorganized as a Delaware business trust on April 29, 2000.

         The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager, or its affiliate Delaware International Advisers Ltd., manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion(sm) III Variable Annuities. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers also manage many of the investment options for the Delaware-Lincoln Choice Plus Variable Annuity. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund in Appendix C.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:


               Delaware Tax-Free Pennsylvania Fund Class A Shares


                               Total Amount         Amounts             Net
                              of Underwriting      Reallowed        Commission
      Fiscal Year Ended         Commissions        to Dealers       to DDLP/DDI
      -----------------         -----------        ----------       -----------
           2/29/00               $516,563           $442,753          $73,810
           2/28/99               $706,030           $605,153         $100,877
           2/28/98               $854,358           $720,774         $133,584

                Delaware Tax-Free New Jersey Fund Class A Shares

                               Total Amount         Amounts             Net
                              of Underwriting      Reallowed        Commission
      Fiscal Year Ended         Commissions        to Dealers       to DDLP/DDI
      -----------------         -----------        ----------       -----------
           2/29/00                $2,408             $2,100            $308
           2/28/99                $16,524           $14,793            $131
          2/28/98*                $1,217             $1,039            $178


*Date of initial public offering of Delaware Tax-Free New Jersey Fund Class A Shares was September 2, 1997.


                   Delaware Tax-Free Ohio Fund Class A Shares

                             Total Amount        Amounts                Net
                            of Underwriting     Reallowed           Commission
      Fiscal Year Ended       Commissions       to Dealers          to DDLP/DDI
      -----------------       -----------       ----------          -----------
           2/29/00              $1,115             $146                $969
           2/28/99              $2,854            $2,471               $383
          2/28/98*               $370              $325                 $45

*Date of initial public offering of Delaware Tax-Free Ohio Fund Class A Shares was September 2, 1997.

         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

--------------------------------- ------------------------------- ------------------------------- -------------------------------
        Fiscal Year Ended               Delaware Tax-Free               Delaware Tax-Free               Delaware Tax-Free
                                        Pennsylvania Fund                New Jersey Fund                    Ohio Fund
                                        Class A Shares                   Class A Shares*                 Class A Shares*
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/29/00                            none                            none                            none
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/28/99                            none                            none                            none
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/28/98                            none                            none                            none
--------------------------------- ------------------------------- ------------------------------- -------------------------------


*Date of initial public offering of Class A Shares was September 2, 1997.

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B Shares of Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund as follows:

--------------------------------- ------------------------------- ------------------------------- -------------------------------
       Fiscal Year Ended                Delaware Tax-Free               Delaware Tax-Free               Delaware Tax-Free
                                        Pennsylvania Fund                New Jersey Fund                    Ohio Fund
                                          Class B Shares                 Class B Shares*                 Class B Shares*
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/29/00                           $122,430                         $14,092                         none
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/28/99                            $91,889                          $4,551                         none
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/28/98                            $80,989                            none                         none
--------------------------------- ------------------------------- ------------------------------- -------------------------------


*Date of initial public offering of Class B Shares was September 2, 1997.

         The Distributor received CDSC payments with respect to Class C Shares of Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund as follows:

--------------------------------- ------------------------------- ------------------------------- -------------------------------
       Fiscal Year Ended                Delaware Tax-Free               Delaware Tax-Free               Delaware Tax-Free
                                        Pennsylvania Fund                New Jersey Fund                    Ohio Fund
                                          Class C Shares                 Class C Shares*                 Class C Shares*
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/29/00                            $3,500                            $140                          $507
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/28/99                              $623                            none                          none
--------------------------------- ------------------------------- ------------------------------- -------------------------------
            2/28/98                            $2,620                            none                          none
--------------------------------- ------------------------------- ------------------------------- -------------------------------


*Date of initial public offering of Class C Shares was September 2, 1997.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating a Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         The Trust currently offers three series of shares, Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund. Each Fund currently offers three classes of shares and has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. All shares have equal voting rights, except as noted below, no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the assets of a Fund and have the same voting and other rights and preferences, as the other classes of that Fund. As a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by that Fund under the Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Prior to September 2, 1997, Delaware Group State Tax-Free Income Trust was known as DMC Tax-Free Income Trust - Pennsylvania. From May 18, 1992 to August 29, 1997, DMC Tax-Free Income Trust-Pennsylvania was known as and did business as Tax-Free Pennsylvania Fund. Prior to May 2, 1994, Tax-Free Pennsylvania Fund A Class was known as Tax-Free Pennsylvania Fund.

Noncumulative Voting
         The Trust's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of directors can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group State Tax-Free Income Trust and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended February 29, 2000, are included in the Funds' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A - INVESTING IN  PENNSYLVANIA, NEW JERSEY AND OHIO TAX-EXEMPT
OBLIGATIONS

Investing in Pennsylvania Tax-Exempt Obligations
         The following information constitutes only a brief summary, does not purport to be a complete description, and is derived from official statements prepared in connection with the issuance of bonds and notes of the Commonwealth of Pennsylvania (the "Commonwealth") and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth or of local government units located in the Commonwealth. The Fund has not independently verified this information.

         The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 4.3% (4.2% on a "GAAP" basis)^ during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8% (5% on an "GAAP" basis) average annual rate.

         The fund balance at June 30, 1999 totaled $2,863.4 million, an increase of $905 million over the $1,958.9 million balance at June 30, 1998. This fiscal 1999 year-ended unreserved-undesignated balance of $1,235.7 million is the largest balance recorded since GAAP reporting was instituted in 1984 for the Commonwealth.

         Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the normal 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represents 3.7% of fiscal 1998 revenues.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue in fiscal 1998 grew 4.8% over tax revenues during fiscal 1997. This rate of increase includes the effect legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue for fiscal 1998.

         Expenditures from all fiscal 1998 appropriations (excluding pooled financing expenditures and net of current year lapses) totaled $17,229.8 million. This represents an increase of 4.5% over fiscal 1997 appropriations expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

         For GAAP purposes, assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balanced for June 30, 1998 to $497.6 million.
         The 1999 fiscal year ended with an unappropriated surplus (prior to transfers) of $702.9 million, an increase of $214.2 million from June 30, 1998.

Transfers to the Tax Stabilization Reserve Fund totaled 255.4 million for fiscal 1999 consisting of $105.4 million representing the statutory 15% of fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712 million (3.9%) above estimate and $61 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. These supplemental appropriations represent expected one-time obligations. Including supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

         For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

         The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The budget as adopted at that time included appropriations from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. A partial draw down of the fiscal 1999 year-end balance is intended to fund the $361.6 million difference between estimated revenues and projected spending.

         The estimate of Commonwealth revenues for fiscal 2000 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

         Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Appropriations from Commonwealth funds in the originally enacted budget increase by 3.8% over the fiscal 1999 appropriations. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund.

         Subsequent to the enactment of the fiscal 2000 budget, $153.6 million of additional appropriations were authorized. In addition, the need for additional appropriations during the fiscal year of approximately $58.5 million has been identified but has not yet been authorized. All additional appropriations are anticipated to be able to be funded from lapses of appropriation authority during the fiscal year.

         Through December 1999, actual General Fund revenues have exceeded estimated receipts by $177 million (2.1%). In addition, according to a Pennsylvania Department of Revenue News Release date March 31, 2000, Secretary of Revenue Robert A. Judge, Sr. reported that the state collected $2.7 billion in General Fund revenues in March - $32.1 million (1.2%) more than anticipated. Fiscal year-to-date General Fund collections total $14.3 billion, which is $342.1 million (2.5%) above estimate.

         Pennsylvania is the fifth most populous state, behind California, New York, Texas and Florida. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. The economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major source of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

         Non-agricultural employment in Pennsylvania over the ten years ending in 1998 increased at an annual rate of 0.75%. This compares to a 0.29% for the Middle Atlantic region and 1.72% for the United States as a whole during the period 1989 through 1998. For the five years ending with 1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for December 1999 stood at a seasonably adjusted rate of 4.1% the same rate for the United States.

         The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate-approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1999, the Commonwealth had $4,924.5 million of general obligation debt outstanding.

         Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency that provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally handicapped. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

         The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of these leases and their respective lease payments are, with Commonwealth approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

         Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. In addition, the Commonwealth maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

         The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 15, 1999.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in special revenue bonds outstanding as of June 30, 1999.

         There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.

Investing in New Jersey Tax-Exempt Obligations
         The following information constitutes only a brief summary of some of the many complex factors that may affect issuers of New Jersey obligations. This information is derived from official statements published in connection with the issuance of bonds and notes of the State of New Jersey and from other publicly available information. It is believed to be accurate, although no independent verification has been made of any of the following information. The information is intended to provide a general recent historical description and is not intended to indicate future or continuing trends in the positions of the State of New Jersey or local governments.

         New Jersey is located at the center of the megalopolis which extends from Boston to Washington. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, which has become an important State tourist attraction.

         New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990, the annual growth rose to 0.51 percent and between 1990 and 1998, accelerated to .58 percent. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States. New York has shown a 0.13 percent annual rate of increase since 1990 and Pennsylvania's population has increased 0.12 percent per year.

         The small increase in the State's total population during the past quarter century masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

         During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth. Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services and in wholesale and retail trade.

         For the last decade, New Jerseys' job growth has been concentrated in five clusters of economic activity--high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19 percent increase in employment over the past decade compared to a four percent employment growth for the other State industries.

         Personal income in New Jersey, spurred by strong labor markets increased by 5.4 percent in 1998, a rate comparable to the national rate of increase. As a result , retail sales rose by an estimated 6.2 percent. Low inflation, now less than 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. Home building had its best year of the decade.

         Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

         The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.

         Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions, in energy, agriculture and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.

         Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of learner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition, and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

         The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of workforce, and maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

         The Director of the Division of Budget and Accounting in the New Jersey Department of the Treasury (the "Budget Director") prescribes and approves the accounting policies of the State and directs their implementation.

         The State prepares its financial statements on a "modified accrual" basis utilizing the fund method of accounting. The National Council on Governmental Accounting in its publication entitled Statement I. - Governmental Accounting and Financial Reporting Principles defines a fund as a fiscal and accounting entity with a self-balancing set of accounts recording cash and other financial resources together with all related liabilities and residual equities or balances, and changes therein, which are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with special regulations, restrictions or limitations. The State's financial statements reflect financial reporting practices in accordance with that definition. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Component Units-Authorities Funds, College and University Funds, General Fixed Asset Account Group and its General Long-Term Debt Account Group, and its component units.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The Appropriations Act provides the basic framework for the operation of the General Fund.

         Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources. Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, and interest on general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency

Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

         Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriation law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. The Governor's budget message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review (including testimony from the State Treasury), the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriations items contained in the bill through the exercise of her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each house of the State Legislature. In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

         During the course of the fiscal year, the Government may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.


         The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. Other State related obligations include "moral obligation" financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserved fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislator is not legally bound to make such an appropriation. In addition, the New Jersey Sports and Exposition Authority has issued State guaranty bonds (of which $99,510,000 were outstanding as of June 30, 1999). Further, the State has entered into a number of leases and contracts with several governmental authorities to secure the financing of various State projects. Legislation also provides for the issuance by municipalities and school districts of "qualified bonds." These bonds are not direct, guaranteed or moral obligations of the State, and debt service of such bonds will be paid by the State only to extent that the State aid or the State school aid has been appropriated by the State legislature.

         For the fiscal 1999 year, the undesignated General Fund Balance was $228.2 million (the undesignated balances for fiscal years 1997 and 1998 was $442.0 million and $280.05 million, respectively). The undesignated balance for fiscal 2001 is estimated to be $206.2 million.

         At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

         The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

         In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

         At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $87,880,000 for tort and medical malpractice claims pending as of December 31, 1998. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Investing in Ohio Tax-Exempt Obligations
         As described above, the Delaware Tax-Free Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Delaware Tax-Free Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         The timely payment of principal and interest on certain Ohio Obligations held by the Delaware Tax-Free Ohio Fund has been guaranteed by bond insurance purchased by the issuers, the Delaware Tax-Free Ohio Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section.

         Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5 % national figure. However, in recent years except 1999 the annual State rates were below the national rates 4.3% vs. 4.5% in 1998, 4.3% vs. 4.2 in 1999. The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Delaware Tax-Free Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         The 1992-93 biennium, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

         Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

         None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

         The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

         The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund.

         The BSF had a March 2, 2000 balance of over $953 million.

         The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bill as introduced, and were included in the bill versions as passed by the House and the Senate and in the acts as passed and signed.

         The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At March 24, 2000, almost $1.49 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt currently at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($31.3 million outstanding or awaiting delivery); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding) and
(c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($109.1 million outstanding, with no more than $50 million to be issued in any one year).

         The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         A constitutional amendment approved by the voters in November 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($140 million issued as of March 24, 2000) and facilities for state supported and assisted institutions of higher education ($150 million issued). That, and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of the estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding at March 24, 2000.

         In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefits, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of March 24, 2000) to be approximately $28.5 million (of which $24.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide of aggregate approximately 47% in FY 1998) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts (as of March 24, 2000) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court decided that steps taken to that date by the State to enhance school funding had not met the requirements of the Supreme Court decision. The State appealed to the Supreme Court, before which oral arguments were heard in November 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans) and $23.4 million for 10 districts in FY 1998.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 27 cities and villages; for 21 of them the fiscal situation was resolved and the procedures terminated (one municipality is currently in preliminary "fiscal watch" status). As of March 24, 2000, a school district "fiscal emergency" provision was applied to 12 districts, and eight were on preliminary "fiscal watch" status.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

(STATE TAX-FREE INCOME TRUST-SAI/PART B)

APPENDIX B--DESCRIPTION OF RATINGS

         The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.


General Rating Information

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

         P-1: Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

         P-2: Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

         P-3: Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

         MIG 1/VMIG 1:    This designation denotes best quality. There is
                          present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2:    This designation denotes high quality. Margins of
                          protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3:    This designation denotes favorable quality. All
                          security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4:    This designation denotes adequate quality. Protection
                          commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S

BOND RATINGS

         AAA: Highest grade obligations; extremely strong capacity to pay principal and interest

         AA: Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest

         A:               Strong ability to pay interest and repay principal;
                          somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances

         BBB: Regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

         BB, B, Regarded, on balance, as having significant speculative characteristics. BB indicates the least CCC, CC degree of speculation and C the highest degree of speculation. While such debt will likely and and C some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions;

         D:               In default

  FITCH IBCA, INC.

         AAA Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
         AA Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
         A High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
         BBB Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
         BB, Not investment grade; predominantly speculative with respect to the
         CCC, issuer's capacity to repay interest and repay principal in accordance
         CC, C with the terms of the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.

COMMERCIAL PAPER RATINGS
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. A plus (+) designation is applied only to those issues rated A-1 which possess extremely strong characteristics.

         A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory, however, the relative degree of safely is not as high as for issues designated A-1.

         A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


MUNICIPAL NOTE RATINGS
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics will be given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3:        Speculative capacity to pay principal and interest.

APPENDIX C--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE
            INVESTMENTS FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the manager believes have the potential for above average dividend increases over time.

         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Delaware Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

          Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income.
Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes . We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in the Funds' prospectus(es).